UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                    811-07533

                              The Lou Holland Trust
                              ---------------------
               (Exact name of registrant as specified in charter)

                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606
                                -----------------
               (Address of principal executive offices) (Zip code)

                                Louis A. Holland
                      c/o Holland Capital Management, L. P.
                        One North Wacker Drive, Suite 700
                                Chicago, IL 60606
                                -----------------
                     (Name and address of agent for service)

                                 (312) 553-4830
                                 --------------
               Registrant's telephone number, including area code:


Date of fiscal year end:  December 31

Date of reporting period: June 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

                                   LOU HOLLAND
                                   GROWTH FUND




--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2005

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

LETTER TO
SHAREHOLDERS
AUGUST, 2005

                    Dear Shareholder:


                    Thank you for your investment in the Lou Holland Growth
                    Fund.

                    Stocks experienced negative returns during the 1st quarter of the year but reversed course in May and June. For the first two quarters of the year the Fund achieved a negative return of -4.82% compared to the Russell 1000 Growth Index style benchmark return of -1.72% and the S&P 500 Index return of -0.81%. During the second quarter, the Russell 1000 Growth Index increased 2.46%, the S&P 500 Index increased 1.37% and the Lou Holland Growth Fund increased 0.06%. Despite this recent turnaround, the broad market indices have made little progress during 2005 ending the first half of the year right where they started.

                    During the first half of the year, value outperformed growth. The Russell 1000 Value Index had a return of 1.76% compared to a negative return of -1.72% for the Russell 1000 Growth Index. The large capitalization Russell 1000 Index had a positive rate of return of 0.11% compared to a negative return of -1.25% for the small capitalization Russell 2000 Index.

                    The Fund's unfavorable relative performance was primarily due to disappointing stock selection within the financial services, health care, and technology sectors.

                    Doral Financial Corp. (DRL), a leader in the Puerto Rican mortgage origination market and one of the Fund's biggest winners in 2004, had the most significant adverse impact on overall Fund performance during 2005. DRL has suffered considerably due to regulatory and accounting issues surrounding a decision to write down a balance sheet asset and concerns about aggressive accounting. The stock is still down for the year but has bounced up over +40% from its late May bottom. We believe that as the market realizes that the business model remains sustainable and recognizes the true earnings power of the company, further upside is possible. Fannie Mae and American International Group, Inc. have also been negatively impacted by specific regulatory and accounting issues and our overweight in these names hurt relative performance. We remain holders of these stocks based upon their attractive valuations relative to their expected future earnings growth rates.

                    Among health care holdings, Biogen IDEC Inc. the most significant contributor to performance last year, has been a major detractor this year with the stock down considerably after voluntarily withdrawing their new multiple sclerosis drug from the market. Despite this unfortunate event, we remain positive given the company's pipeline of future products and cheap biotech valuation. Medical device maker Boston Scientific Corp. was also weak. We believe that the health care sector will offer attractive opportunities over the next several years due to the demographic shift occurring in the U.S. because of the large group of baby boomers entering retirement. This shift will result in an increased need and demand for quality health care products and services. However, stock selection within this sector will be important.

                    Several holdings in the information technology software area have faced pressure amidst this year's tech malaise, particularly holdings with no near-term catalyst to appeal to investors' appetite for short-term upside. Such holdings include Cognos, Inc., Citrix Systems, Inc. and Zebra Technologies Corp. In addition, internet security provider Symantec Corp. was off -16% mainly on concerns about their merger with Veritas and possible competition in their space.

                    The Fund is overweighted in the strong performing energy related sector. The decision to overweight this group resulted in a favorable sector allocation impact that partially offset the unfavorable stock selection.

                    After 15-16% compound annual rates of return for the 20 years that ended in 2000, we expect real stock returns to revisit their historical norm of 7% for large cap stocks and 9% for mid and smaller cap stocks. Mid and small cap stocks have outperformed large cap stocks over the last several years even though they also had a correction during the bear market.


--------------------------------------------------------------------------------
                                        1

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                    Stock market returns will be negatively affected by 3-3.5% gross domestic product growth and single-digit earnings per share growth rates for S&P 500 stocks. The S&P 500 Index is presently selling at a price earnings ratio of 2x its earnings growth rate while the NASDAQ Composite Index has an earnings per share growth rate of 11% with a price earnings ratio of 2.5x its growth rate. (The earnings growth rates above are consensus estimates for 2005.)

                    We believe economic growth is likely to slow since consumption, which is 70% of economic activity, may be affected by the historically high level of total credit market debt ($37.3 trillion or 306% of gross domestic product and rising). With debt at these levels it is unlikely that President Bush will be able to get any tax cuts through Congress as promised.

                    From a historic point of view, we are concerned about the risk of inflation. During the 1964-1980 period inflation increased from 1% to 14% resulting in negative real rates of return in both stocks and bonds for investors. However, current outsourcing of productivity and jobs to China, India and other parts of the world is deflationary. Accordingly, the Federal Reserve Board has expressed an interest in raising interest rates at a measured pace to prevent deflation. However, because of slower expected economic growth, they may not be as quick to raise rates.

                    In this environment of lower expectations, we continue to believe that our investment philosophy of purchasing high quality, reasonably priced, mid and large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors.


                    OVERALL MORNINGSTAR RATING(TM) (GRAPHIC: 4 STARS)

                    The Lou Holland Growth Fund earned a four star (GRAPHIC: 4 STARS) Overall Rating from Morningstar for the period ending July 31, 2005.

                    The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Lou Holland Growth Fund was rated against the following number of U.S. domiciled large growth funds over the following time periods: 985 funds in the last three years and 674 funds in the last five years. With respect to large growth funds, the Lou Holland Growth Fund received a Morningstar Rating of five stars (GRAPHIC: 5 STARS) for 5-year and since inception periods and a three star rating (GRAPHIC: 3 STARS) for the 3-year period. Past performance is no guarantee of future results. These ratings change monthly.

                    For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two 2 stars and the bottom 10% receive one star.

                    Sincerely,

                    /s/ Louis A. Holland                               /s/ Monica L. Walker
                    Louis A. Holland                                   Monica L. Walker
                    President, Trustee and                             Secretary
                    Chairman of the Board of Trustees                  Partner and Equity Portfolio Manager
                    Managing Partner and Chief Investment              Holland Capital Management, L.P.
                    Officer, Holland Capital Management, L.P.

--------------------------------------------------------------------------------
                                        2

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

Line Chart:

                        S&P 500          Russell 1000              Lou Holland
                        Index            Growth Index              Growth Fund
4/29/96                 10000            10000                     10000
                        11500            11397                     11462
6/30/97                 13861            13625                     13355
                        15339            14873                     14663
6/30/98                 18061            17903                     17289
                        19749            20628                     19904
6/30/99                 22194            22785                     20806
                        23903            27469                     21698
6/30/00                 23803            28633                     22250
                        21729            21309                     20923
6/30/01                 20274            18274                     20048
                        19147            16957                     19841
6/30/02                 16627            13434                     17536
                        14915            12228                     15580
6/30/03                 16670            13828                     17429
                        19194            15865                     19889
6/30/04                 19854            16300                     20886
                        21281            16864                     22119
6/30/04                 21109            16573                     21052

--------------------------------------------------------------------------------

  THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING WWW.HOLLANDCAP.COM/LHGF.HTML.

  S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

  RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 645 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------



        Average Annual Rate of Return for the Periods Ended June 30, 2005

                                                                                            Since
                                   Year-to-date      1 Year       3-Year       5 Year  Inception 4/29/96
Lou Holland Growth Fund                -4.82%         0.80%        6.28%       -1.10%        8.46%
S&P 500 Index                          -0.81%         6.32%        8.28%       -2.37%        8.49%
Russell 1000 Growth Index              -1.72%         1.68%        7.26%      -10.36%        5.66%

--------------------------------------------------------------------------------
                                        3

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

The Fund does not currently charge transaction fees such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, or exchange fees. The Fund's transfer agent, U.S. Bancorp Fund Services, LLC, charges a fee of $15 per transmittal of redemption proceeds by wire, and your bank may charge a fee for receiving a wire transfer. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. These costs are not reflected in the example. If such costs were included, your costs would be higher.


ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                       Beginning              Ending             Expenses Paid
                                                        Account               Account           During Period*
                                                    Value 01/01/05        Value 06/30/05      01/01/05 - 06/30/05
-----------------------------------------------------------------------------------------------------------------
Lou Holland Growth Fund Actual ($1,000)                $1,000.00                 $951.80             $6.53
Hypothetical (5% return before expenses)               $1,000.00               $1,018.10             $6.75

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period from January 1, 2005 through June 30, 2005).

Pie Chart:
                   PERCENTAGES FOR THE VARIOUS CLASSIFICATIONS
                              RELATE TO NET ASSETS

Technology               24.6%
Health Care              19.7%
Financials               19.5%
Consumer Discretionary   13.3%
Energy/Oil               10.5%
Consumer Staples          4.3%
Other/Conglomerate        3.4%
Utilities                 2.5%
Telecom Services          1.8%
Cash                      0.4%

--------------------------------------------------------------------------------
                                        4

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005
(UNAUDITED)

ASSETS:
   Investments, at market value
     (cost $36,643,772)                                              $41,044,000
   Cash                                                                   29,825
   Dividends receivable                                                   28,812
   Interest receivable                                                       403
                                                                     -----------
   Total Assets                                                       41,103,040
                                                                     -----------

 LIABILITIES:
   Payable to Investment Manager                                          28,896
   Accrued expenses and
     other liabilities                                                    24,409
                                                                     -----------
   Total Liabilities                                                      53,305
                                                                     -----------

NET ASSETS                                                           $41,049,735
                                                                     ===========

NET ASSETS CONSIST OF:
   Capital stock                                                     $35,860,847
   Accumulated net realized
     gain on investments                                                 788,660
   Net unrealized appreciation
     on investments                                                    4,400,228
                                                                     -----------
   Total Net Assets                                                  $41,049,735
                                                                     ===========

Shares outstanding                                                     2,378,678

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                                                         $     17.26
                                                                     ===========


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005
(UNAUDITED)

INVESTMENT INCOME:
   Dividend income                                                  $   240,461
   Interest income                                                        9,030
                                                                    -----------
   Total Investment Income                                              249,491
                                                                    -----------

EXPENSES:
   Investment management fees                                           173,851
   Professional fees                                                     48,998
   Accounting administration fees                                        39,629
   Director fees                                                         24,000
   Shareholder servicing fees                                            21,410
   Reports to shareholders                                               14,044
   Federal and state registration                                        13,025
   Insurance                                                              7,000
   Custody fees                                                           5,318
   Other                                                                  5,094
                                                                    -----------
   Total expenses before
     waiver and reimbursement                                           352,369
   Less: Waiver and reimbursement
     from Investment Manager                                            (77,171)
                                                                    -----------
   Net Expenses                                                         275,198
                                                                    -----------

NET INVESTMENT LOSS                                                     (25,707)
                                                                    -----------

REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain on
     investments                                                        881,365
   Change in unrealized appreciation
     on investments                                                  (2,928,593)
                                                                    -----------
   Net realized and unrealized
     loss on investments                                             (2,047,228)
                                                                    -----------
NET DECREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                                                       $(2,072,935)
                                                                    ===========



                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                  FOR THE SIX MONTHS
                                                  ENDED JUNE 30, 2005        YEAR ENDED
                                                      (UNAUDITED)        DECEMBER 31, 2004
                                                  -------------------    -----------------
OPERATIONS:
   Net investment (loss) income                       $   (25,707)            $  104,931
   Net realized gain on investments                       881,365              1,518,975
   Change in unrealized appreciation
     on investments                                    (2,928,593)             2,533,280
                                                      -----------             ----------
   Net (decrease) increase in net assets
     from operations                                   (2,072,935)             4,157,186
                                                      -----------             ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income                         --               (108,620)
   Distributions from net realized gains                 (216,536)              (345,340)
                                                      -----------             ----------
     Total distributions                                 (216,536)*             (453,960)*
                                                      -----------             ----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                            3,895,321             10,951,409
   Net asset value of shares issued
     in distributions reinvested                          215,971                452,331
   Cost of shares redeemed                             (2,915,959)            (7,785,686)
                                                      -----------             ----------
   Net increase in net assets from
     capital share transactions                         1,195,333              3,618,054
                                                      -----------             ----------


TOTAL (DECREASE) INCREASE
   IN NET ASSETS                                       (1,094,138)             7,321,280
                                                      -----------             ----------

NET ASSETS:
   Beginning of period                                 42,143,873             34,822,593
                                                      -----------             ----------
   End of period                                      $41,049,735            $42,143,873
                                                      ===========            ===========
CHANGES IN SHARES OUTSTANDING:
   Shares sold                                            222,117                635,661
   Shares reinvested                                       12,498                 24,771
   Shares redeemed                                       (167,527)              (449,266)
                                                      -----------             ----------
   Net increase                                            67,088                211,166
                                                      ===========            ===========

*   See Note 1(c)


                     See Notes to the Financial Statements.

--------------------------------------------------------------------------------
                                        6

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS
                               FOR THE SIX
                               MONTHS ENDED                           YEARS ENDED DECEMBER 31,
                               JUNE 30, 2005       ----------------------------------------------------------------
                                (UNAUDITED)          2004          2003           2002           2001          2000
                                -----------        ------        ------         ------         ------        ------
Per Share Data (for a share
outstanding throughout
the period):

Net asset value, beginning
   of period                      $18.23           $16.58        $12.98         $16.53         $18.66        $20.87
                                  ------           ------        ------         ------         ------        ------
Income from investment operations:
Net investment (loss) income(1)    (0.01)            0.05         (0.02)         (0.02)         (0.04)        (0.07)
   Net realized and
     unrealized (losses) gains
     on investments                (0.87)            1.80          3.62          (3.53)         (0.91)        (0.66)
                                  ------           ------        ------         ------         ------        ------
   Total from investment
     operations                    (0.88)            1.85          3.60          (3.55)         (0.95)        (0.73)
                                  ------           ------        ------         ------         ------        ------

Less distributions:
   Dividend from net
     investment income                --            (0.05)           --             --             --            --
   Distributions from
     capital gains                 (0.09)           (0.15)           --             --          (1.18)        (1.48)
                                  ------           ------        ------         ------         ------        ------
   Total distributions             (0.09)           (0.20)           --             --          (1.18)        (1.48)
                                  ------           ------        ------         ------         ------        ------

   Net asset value,
     end of period                $17.26           $18.23        $16.58         $12.98         $16.53        $18.66
                                  ======           ======        ======         ======         ======        ======

Total return                      (4.82)%(2)       11.21%        27.73%         (21.48)%        (5.17)%        (3.58)%

Supplemental data and ratios:
   Net assets,
     end of period           $41,049,735      $42,143,873   $34,822,593    $18,292,358    $13,087,056   $10,642,503

   Ratios of expenses to
     average net assets:
     Before expense waiver
       and reimbursement           1.72%(3)         1.88%         1.69%          1.86%          2.32%         2.21%
     After expense waiver
       and reimbursement           1.35%(3)         1.35%         1.35%          1.35%          1.35%         1.35%

   Ratio of net investment (loss)
     to average net assets:
     Before expense waiver
       and reimbursement          (0.50)%(3)       (0.24)%       (0.45)%        (0.67)%        (1.28)%       (1.21)%
     After expense waiver
       and reimbursement          (0.13)%(3)        0.29%        (0.11)%        (0.16)%        (0.31)%       (0.35)%

   Portfolio turnover rate        18.26%           40.83%        37.10%         41.12%         66.95%        52.72%

(1) In 2005, 2004 and 2003, net investment (loss) income per share is calculated using average shares outstanding. In 2002, 2001 and 2000, net investment (loss) per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

(2)  Not Annualized.

(3)  Annualized.

                     See Notes to the Financial Statements.

--------------------------------------------------------------------------------
                                        7

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)


 NUMBER OF                                   MARKET
   SHARES                                     VALUE
-----------                               ----------
            COMMON STOCKS - 99.6%(a)
            CONSUMER DISCRETIONARY - 13.3%
   12,800   Avon Products, Inc.           $  484,480
    7,150   Carnival Corp. f                 390,032
   19,800   The Cheesecake Factory Inc.*     687,654
   13,100   Comcast Corp.*                   402,170
   13,350   Kohl's Corp.*                    746,399
    5,000   Omnicom Group Inc.               399,300
   23,000   Time Warner Inc.*                384,330
   15,500   Viacom Inc. Cl B                 496,310
   21,600   Wal-Mart Stores, Inc.          1,041,120
    8,400   Weight Watchers
             International, Inc.*            433,524
                                         -----------
                                           5,465,319
                                         -----------

            CONSUMER STAPLES - 4.3%
   17,100   PepsiCo, Inc.                    922,203
   18,100   Walgreen Co.                     832,419
                                         -----------
                                           1,754,622
                                         -----------

            ENERGY/OIL - 10.5%
    6,400   Apache Corp.                     413,440
    8,900   BJ Services Co.                  467,072
    8,400   BP p.l.c.-Spons ADR f            523,992
   11,300   Chevron Corp.                    631,896
   12,500   Exxon Mobil Corp.                718,375
    9,650   Noble Corp. f                    593,571
   28,000   XTO Energy, Inc.                 951,720
                                         -----------
                                           4,300,066
                                         -----------

            FINANCIAL/INSURANCE - 4.8%
    9,700   AFLAC INC.                       419,816
   26,650   American International
             Group, Inc.                   1,548,365
                                         -----------
                                           1,968,181
                                         -----------


 NUMBER OF                                   MARKET
   SHARES                                     VALUE
-----------                               ----------
            FINANCIALS - 14.7%
   19,850   Citigroup Inc.               $   917,665
   21,700   Countrywide Financial Corp.      837,837
   22,800   Doral Financial Corp.            377,112
   13,500   Fannie Mae                       788,400
    9,350   Fifth Third Bancorp              385,313
   10,250   Fiserv, Inc.*                    440,238
    6,000   Goldman Sachs Group, Inc.        612,120
    8,050   H&R Block, Inc.                  469,718
   28,200   MBNA Corp.                       737,712
    9,700   Northern Trust Corp.             442,223
                                         -----------
                                           6,008,338
                                         -----------

            HEALTHCARE/OTHER - 5.5%
   19,000   Baxter International Inc.        704,900
   18,400   Boston Scientific Corp.*         496,800
   25,600   IMS Health Inc.                  634,112
    8,400   Medtronic, Inc.                  435,036
                                         -----------
                                           2,270,848
                                         -----------

            HEALTHCARE/PHARMACEUTICALS - 14.2%
    4,300   Allergan, Inc.                   366,532
   14,750   Biogen IDEC Inc.*                508,138
    7,400   Genzyme Corp.*                   444,666
    7,500   Johnson & Johnson                487,500
   17,300   Novartis AG ADR f                820,712
   30,000   Pfizer Inc.                      827,400
   58,300   Schering-Plough Corp.          1,111,198
   12,000   Teva Pharmaceutical
             Industries Ltd.-Spons ADR f     373,680
   30,000   Watson Pharmaceuticals, Inc.*    886,800
                                         -----------
                                           5,826,626
                                         -----------

                     See Notes to the Financial Statements.


--------------------------------------------------------------------------------
                                        8

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2005 (UNAUDITED)

 NUMBER OF                                   MARKET
   SHARES                                     VALUE
-----------                               ----------
            OTHER/CONGLOMERATE - 3.4%
   40,600   General Electric Co.         $ 1,406,790
                                         -----------

            TECHNOLOGY/HARDWARE - 5.3%
   39,000   Intel Corp.                    1,016,340
    5,800   International Business
             Machines Corp.                  430,360
   20,100   Linear Technology Corp.          737,469
                                         -----------
                                           2,184,169
                                         -----------

            TECHNOLOGY/IMAGING - 1.7%
   10,800   Lexmark International, Inc.*     700,164
                                         -----------

            TECHNOLOGY/SERVICE - 8.1%
   12,700   Affiliated Computer
             Services, Inc.*                 648,970
   11,000   Automatic Data
             Processing, Inc.                461,670
   18,400   CDW Corp.                      1,050,456
   53,200   Citrix Systems, Inc.*          1,152,312
                                         -----------
                                           3,313,408
                                         -----------

            TECHNOLOGY/SOFTWARE - 9.5%
   18,400   Adobe Systems Inc.               526,608
   17,000   Cognos, Inc.* f                  580,380
   67,800   Microsoft Corp.                1,684,152
   33,500   Symantec Corp.*                  728,290
    8,800   Zebra Technologies Corp.*        385,352
                                         -----------
                                           3,904,782
                                         -----------


 NUMBER OF                                   MARKET
   SHARES                                     VALUE
-----------                               ----------
            TELECOMMUNICATIONS SERVICES - 1.8%
   40,500   Motorola, Inc.                 $ 739,530
                                         -----------

            UTILITIES - 2.5%
    6,200   Kinder Morgan, Inc.              515,840
    7,850   Questar Corp.                    517,315
                                         -----------
                                           1,033,155
                                         -----------

            Total common stocks
             (cost $36,475,770)           40,875,998
                                         -----------

PRINCIPAL
  AMOUNT
---------

            SHORT-TERM
             INVESTMENTS - 0.4% (a)
            VARIABLE RATE
             DEMAND NOTE - 0.4 %
$168,002    U.S. Bank, N.A., 3.08%           168,002
                                         -----------
            Total variable rate demand
             note  (cost $ 168,002)          168,002
                                         -----------
            Total investments - 100.0% (a)
             (cost $36,643,772)           41,044,000
                                         -----------
            Cash and receivables, less
             liabilities - 0.0% (a)            5,735
                                         -----------
            TOTAL NET ASSETS -
             100.0%                      $41,049,735
                                         ===========

*    Non-income producing security.

f    Foreign Security.

(a)  Percentages for the various classifications relate to net assets.

                     See Notes to the Financial Statements.

--------------------------------------------------------------------------------
                                        9

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Lou Holland Trust (the "Trust") was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded, securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. The Fund utilized $984,390 of its capital loss carryforwards during the year ended December 31, 2004.


--------------------------------------------------------------------------------
                           10

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. On March 30, 2005, the Fund distributed $216,536, from long-term realized gains. The distribution was paid on March 31, 2005 to shareholders of record on March 29, 2005. For the fiscal year ended December 31, 2004, the Fund distributed $108,620, comprised of a $104,931 dividend from net investment income and $3,689 of an over distribution of accumulated net investment income; $345,340 was also distributed from long-term realized gains. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended June 30, 2005, were as follows:

                                PURCHASES                       SALES
                             ----------------              ----------------
U.S. Government              $             --              $             --
Other                               9,178,549                     7,413,503


--------------------------------------------------------------------------------
                                       11

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

At June 30, 2005, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                             $ 6,414,690
(Depreciation)                            (2,153,810)
                                         -----------
Net appreciation on investments          $ 4,260,880
                                         ===========

At the close of business on May 2, 1996, the partners of Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of June 30, 2005, the Fund has realized $169,448 of the appreciation. At June 30, 2005, the cost of investments for federal income tax purposes was $36,783,120.

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income      $      0
Undistributed long-term gain        216,519


3. AGREEMENTS

The Fund has entered into an Investment Management and Administration Agreement with Holland Capital Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

The Investment Manager voluntarily agrees to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. For the six months ended June 30, 2005, the Investment Manager has waived and reimbursed the Fund $77,171.


--------------------------------------------------------------------------------
                                       12

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


Holland Capital Management, L.P. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. No trades were placed through Holland Capital Management, L.P. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

U.S. Bank, N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. U.S. Bancorp Fund Services, LLC, a wholly owned limited liability company of U.S. Bank, N.A., serves as transfer agent for the Fund. Fiduciary Management, Inc. is the administrator and accounting services agent for the Fund.


--------------------------------------------------------------------------------

TRUSTEE INFORMATION, PROXY VOTING POLICY AND QUARTERLY PORTFOLIO SCHEDULES


For information about the Fund's Trustees or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call the Trust at 1-800-295-9779 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2005 will be available on the Fund's website at http://www.hollandcap.com/LHGF.html or the website of the Commission no later than August 31, 2005.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on how to visit the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------
                                       13

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


LOU HOLLAND GROWTH FUND ADVISORY AGREEMENT

At a meeting of the Board of Trustees held on March 23, 2005, the Trustees voted to approve the continuance of the Investment Management and Administration Agreement, dated March 27, 1996, by and between the Trust, on behalf of the Fund, and the Investment Manager. At that meeting, the Trustees were presented with information regarding:

               o the nature and extent of the services provided by the Investment Manager;

               o    the cost of those services;

               o the Investment Manager's personnel providing services to the Fund;

               o the long-term and short-term investment performance of the Fund in relation to its benchmark indices and in relation to other mutual funds having similar investment objectives;

               o    overall expenses of the Fund;

               o    brokerage transactions and the cost thereof;

               o    the financial condition of the Investment Manager, and;

               o the effect of the Fund's relatively small size, and prospects for future growth, as those factors relate to investment performance and expenses.

The Trustees considered the information comparing the Fund's fees and expenses with those of other mutual funds of comparable size, investment style and quality, as well as those of other funds sub-advised by the Investment Manager and institutional accounts managed by the Investment Manager. It was noted that the Fund was a no-load mutual fund and had no 12b-1 fee, and that the Investment Manager is contractually obligated to waive its investment management fee and reimburse other Fund expenses to the extent total expenses of the Fund exceed 1.35%. Of particular interest to the Trustees were the Fund's total expenses and the level of management fees in relation to the fees and expenses of other mutual funds having similar investment objectives, as well as the investment performance of the Fund in relation to such other mutual funds and in relation to the Fund's benchmark indices. Comparative data reviewed by the Trustees indicated that, while the expenses of the Fund could be viewed as being significantly higher than the average of similar no-load mutual funds, this largely appeared due to the relatively small size of the Fund. The comparative data also indicated that the Fund's investment performance exceeded its benchmark indices since inception, and further that it was superior to the average of peer group funds. The potential realization of economies of scale as the Fund grows was not viewed as being a significant factor given the relatively small size of the Fund, the current level of expense waivers and reimbursements by the Investment Manager, and the fact that the current management fee schedule includes breakpoints as assets under management increase. The Trustees discussed the financial condition and profitability of the Investment Manager and were assured of the Investment Manager's continued financial stability. They also took into consideration that the Investment Manager is authorized to direct the Fund's brokerage transactions to brokers that provide the Investment Manager with investment research and related services for which it might otherwise be obliged to pay from its own funds, although it was noted that during the Fund's most recently completed fiscal year none of the Fund's brokerage transactions were used to receive such services.


--------------------------------------------------------------------------------
                                       14

                       This page intentionally left blank.

                              TRUSTEES AND OFFICERS

CARLA S. CARSTENS, Trustee

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees

JOANN SANNASARDO LILEK, Trustee

JAMES H. LOWRY, Trustee

ROBERT M STEINER, Trustee

LAURA J. JANUS, Treasurer

MONICA L. WALKER, Secretary

MANAGER
Holland Capital Management, L.P.
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312) 553-4830

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, Ohio

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
Chicago, IL

SPECIAL COUNSEL
Jorden Burt LLP
Washington, D.C.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes have been made.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the Registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  Any code of ethics or amendment thereto. Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         The Lou Holland Trust
         ---------------------
         Registrant

         By  /s/ Louis A. Holland
             ---------------------------------------------
             Louis A. Holland, Principal Executive Officer


         Date: 8/15/05
              --------------------------------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         The Lou Holland Trust
         ---------------------
         Registrant

         By:  /s/ Louis A. Holland            By: /s/ Laura J. Janus
              -----------------------------       ---------------------------
              Louis A. Holland,                   Laura J. Janus,
              Principal Executive Officer         Principal Financial Officer


         Date: 8/15/05                       Date: 8/15/05